SERVICE AGREEMENT NO. 60266
CONTROL NO. 1998-04-28 - 0048


                              FTS SERVICE AGREEMENT


THIS AGREEMENT. made and entered into this  20  day of MAY, 1998 by and between:


COLUMBIA GAS TRANSMISSION CORPORATION
("TRANSPORTER")

AND

MOUNTAINEER GAS COMPANY
("SHIPPER")

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accor-dance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Second Revised Volume No.1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284223 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of SHIPPER;

Section 2. Term. Service under this Agreement shall commence as of NOVEMBER 1, 1998, and shall continue in full force and effect until OCTOBER 30, 1999. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay Transporter a reservation charge of $6.6190 Dth/day per month. In addition. Shipper shall pay Transporter (i) all commodity charges (ii) any penalties or imbalance correction costs (iii) any applicable overrun charges and (iv) shall furnish Retainage as set forth in Transporter's currently effective Tariff, as any of these charges may be adjusted from time to time upon approval of the Federal Energy Regulatory Commission unless otherwise agreed to by the parties in writing and specified as amendment to this Service Agreement

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273.
Attention: Manager - Commercial

Services and notices to Shipper shall be addressed to it at

              MOUNTAINEER GAS COMPANY
              414 SUMMERS STREET
              CHARLESTON,  WV      25301


ATTN:     JANICE LAMBACH;
until changed by either party by written notice.

SERVICE AGREEMENT NO. 60266
CONTROL NO. 1998-04-28 - 0048

                              FTS SERVICE AGREEMENT


Section 5. Superseded Agreements. This Service Agreement supercedes and cancels, as of the effective date hereof the following Service Agreements: N/A

MOUNTAINEER GAS COMPANY

By:       NAV0395
          --------------------------

Name:     MIKE SUPPA  /s/ Mike Suppa
          --------------------------

Title:    Manager - Gas Supply

Date:     May 20, 1998


COLUMBIA GAS TRANSMISSION CORPORATION

By:     TCO0843  /s/ Jeanne A. Adkins
        -----------------------------

Name:   STEVE M. DOWNEY  Jeanne A. Adkins
        ---------------------------------

Title:  Manager, Commercial Services

Date:   9/18/98

Revision No.
Control No. 1998-04-28-0048
           Appendix A to Service Agreement No. 60266
                    Under Rate Schedule FTS

         Between (Transporter) COLUMBIA GAS TRANSMISSION CORPORATION
             and (Shipper)     MOUNTAINEER GAS COMPANY

       Transportation Demand            2,000 Dth/day


                   Primary Delivery Points


                                                                            F
                                                            O
                                                            O
                                                            T
                                                            N
                                                            O                                Maximum Daily
Scheduling    Scheduling                      Measuring     T       Measuring             Delivery Obligation
Point No.     Point Name                      Point No.     E       Point Name                 (Dth/Day)
- -------------------------------------------------------------------------------------------------------------
801           TCO - LEACH                     801                                                2,000
/TABLE

Revision No.
Control No. 1998-04-28-0048
                  Appendix A to Service Agreement No. 60266
                             Under Rate Schedule FTS
         Between (Transporter) COLUMBIA GAS TRANSMISSION CORPORATION
             and (Shipper)     MOUNTAINEER GAS COMPANY

                            Primary Delivery Points

                                                            F
                                                            O
                                                            O
                                                            T
                                                            N
                                                            O                                Maximum Daily
Scheduling    Scheduling                      Measuring     T       Measuring             Delivery Obligation
Point No.     Point Name                      Point No.     E       Point Name                 (Dth/Day)
- -------------------------------------------------------------------------------------------------------------
4             BALTIMORE GAS & ELEC            802690                BGE GRANITE                   2,000

/TABLE

Revision No.
Control No. 1998-04-28-0048

             Appendix A to Service Agreement No. 60266
                       Under Rate Schedule FTS
    Between (Transporter) COLUMBIA GAS TRANSMISSION CORPORATION
and (Shipper)     MOUNTAINEER GAS COMPANY
The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

Service charges pursuant to this Appendix A shall become effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

MOUNTAINEER GAS COMPANY

By:	NAV0395

Name:	MIKE SUPPA  /s/ Mike Suppa

Title:	Manager - Gas Supply

Date:	May 20, 1998





COLUMBIA GAS TRANSMISSION CORPORATION

By:	TCO0843  /s/ Jeanne A. Adkins

Name: 	STEVE M. DOWNEY  Jeanne A. Adkins

Title:	Manager, Commercial Services

Date:	9/18/98